



Huiheng Medical, Inc.

November 2007

惠恒集团
HUIHENG GROUP

Confidential





Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Huiheng Industry Group Co., Ltd. ("Huiheng Group"). Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Huiheng Group management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Huiheng Group is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition; timing approval and market acceptance of new products introduction; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks will be detailed in future filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Huiheng Group does not assume any obligation to update the information contained in this presentation.

Huiheng Medical, Inc.

惠恒集团
HUIHENG GROUP

- Ticker (OTCBB: HHGM.OB)
- Chinese operations founded in 2001 based in Shenzhen, PRC
- Reverse merger in May, 2007
- SB-2 filed in October for a registered follow-on offering
- Applied for NASDAQ listing







About Huiheng Medical, Inc.

惠恒集团
HUIHENG GROUP

- Huiheng is the ***leading*** developer, manufacturer, distributor and service provider of external radiation oncology systems in China, the world's fastest growing healthcare market
- Present products are an advanced, proprietary and highly versatile line of radiation therapy devices & software
- Predecessor company was China's pioneer in radiation oncology
- Strong R&D and strategic partnerships with top Chinese Universities
- ~100 employees; ~3/4 are engineers
- Goal is to be world's leading manufacturer and provider of low-cost, high-tech cancer therapeutics and medical capital equipment

Financial Highlights

惠恒集团
HUIHENG GROUP

- Profitable and cash flow positive
- Dynamic organic growth
- Attractive Margin Profile
- Strong recurring revenue stream from after sales services
- Anticipates accelerating growth
  - Large & growing domestic market
  - New product launches
  - International expansion
  - China platform for manufacturing and distributing outsourced medical capital equipment

Revenue & Net Income Growth

惠恒集团
HUIHENG GROUP

(US dollars, in Millions)
(FY Ended December 31)

Source: UHY



Revenues
$21
$18
$15
$12
$9
$6
$3
$0
$9.8
$12.4
2005
2006



Net Income
$12
$10
$8
$6
$4
$2
$0
$4.0
$6.8
2005
2006

Revenue & Net Income Growth

惠恒集团
HUIHENG GROUP

(US dollars, in Millions)
(FY Ended December 31)

Source: UHY

Revenues



$15
$12
$9
$6
$3
$0
$9.1
$11.0
9 Mos. 9/30/2006
9 Mos. 9/30/2007

(Unaudited)

Net Income



$8
$6
$4
$2
$0
$5.1
$6.2
9 Mos. 9/30/2006
9 Mos. 9/30/2007

(Unaudited)

What is Radiation Therapy?

惠恒集团
HUIHENG GROUP

- Radiation therapy is the use of controlled energy (gamma rays or X-rays) to destroy tumors
  - Used to directly target tumor when surgery is not possible & to treat area around tumor site post surgery (or in combination with Chemotherapy) to eliminate remaining cancer cells

- Radiation therapy is administered using either a Gamma Knife or a LINAC

- Advantages/Benefits of Radiation Therapy
  - Highly cost-effective
  - Often more effective than surgery and chemotherapy, either when used alone or in combination
  - Can be less traumatic for the patient compared with alternatives

- Approx. ***50%*** of all cancer patients in the West receive some form of radiation treatment and approx ***70%*** of those diagnosed qualify for treatment
  - $2.5 billion global market in 2006
  - >11 million cases worldwide diagnosed every year

Huiheng's Present Products

惠恒集团
HUIHENG GROUP



Super Gamma System II ("SGS" or "Whole Body")



Top Knife ("Head")



Open Knife ("Body")



Linear Accelerator ("LINAC") with Multi-Leaf Collimator

Two test units recently shipped

Competitive Advantages

- Strong brand & track record in China
  - 37 units installed and >80,000 patients treated
  - Products well-known by Chinese radiosurgeons, neurosurgeons & radiation oncologists
  - High barrier to entry
- Technology Based
  - Products offer the latest advances in radiation treatment technology & software
  - Over 37 patents issued or applied for in PRC covering proprietary equipment design, technology and software (3 US and 3 European)
  - Products have SFDA and CE approvals
- Established distribution sales network in China
  - High barriers to entry
  - Installation base covers 19 provinces
  - Sales & marketing department consists of 23 people
  - Will introduce new products and foreign technologies to market through existing channels
- Low cost production
  - ASP ~1/2 to 1/3 that of international competition with >60% gross margin
  - Low skilled labor costs (engineers & physicists)
  - Leverages R&D with top Chinese Universities

Competitive Advantages

惠恒集团
HUIHENG GROUP

- Strong R&D and pipeline of new products
  - 4 new significant product launches set for 2008 & 2009
  - R&D partnerships with Beijing University, China Science & Technology University & Beiqiuang University – Top Oncology Centric Institutions
    - Lowers costs and accelerates R&D cycle

- Price to Performance Advantage
  - Quality, performance and versatility of international competition at a significantly lower cost to customers (key for penetrating markets of China and other developing nations)
  - Accelerated ROI for buyers

- High margin, recurring revenue stream from servicing installed base
  - Service revenues grow as installation base grows

Company Growth Drivers

惠恒集团
HUIHENG GROUP

1. Large and growing domestic market based on demand and national healthcare reform
2. 4 new product launches scheduled for 2007-2009
3. Significant opportunities internationally, especially in developing countries, including US
4. Leverage manufacturing and distribution channels to become the leading capital equipment provider in China

Medical Equipment Market in China

惠恒集团
HUIHENG GROUP

- China's Medical Device market in 2006 was ~US$5.2 billion
  - <5% of global market, despite 20% of world population & 2 decades of double digit GDP growth
  - Project CAGR of 24% through 2010

- China's growing demand for medical equipment is driven by:
  - **Emerging middle class** - currently >80 M people
  - **Underdeveloped Healthcare System** – China's average annual per capita healthcare expenditure was $49 per person in 2004, ***only 1%*** of USA, and ***2%*** of Japan
  - **Aging population** – Seniors will account for 15% of population by 2010 and 19% by 2015
  - **Government Policy** - healthcare system reform and increased healthcare spending

New Products

惠恒集团
HUIHENG GROUP

- 6 MV Digital LINAC+MLC
  - 2 test units installed
- SGS III – Advanced Whole-Body System
  - Anticipated introduction to market in early ***2008***
  - Next generation SGS will include latest advancements in radiotherapy including Image Guided System ("IGS") and Dose Tracking System ("DTS") technologies
  - Will compete directly with Varian and Elekta's IGRT products
- Advanced MRI Device
  - Anticipated introduction to market in second half of ***2008***
  - Large and growing market
  - One of the highest resolution products on the market
- Industrial LINAC
  - Anticipated introduction to market in ***2009***
  - Multiple new vertical applications, sterilization, food processing, etc.

International Expansion Opportunities

惠恒集团
HUIHENG GROUP

Huiheng's products offer quality & performance of top western producers at price points suitable for developing nations

- Developing world is significantly under-equipped with radiotherapy systems
  - ✓ Between 2000 & 2020, over 100 million people in developing countries will be diagnosed with cancer yet few will have access
  - ✓ Due to nature of healthcare systems, radiotherapy is best mode of therapy
- Signed distribution agreements with India, Argentina, Ukraine, Chile, Russia, Korea, and Hungary
- Asia Pacific has the greatest overall discrepancy between estimated need and supply
  - ✓ Only 1,147 radiation therapy systems are available for an estimated demand of 4,000 systems

Seasoned Senior Management

惠恒集团
HUIHENG GROUP

- **Mr. Xiaobing Hui – *President & Chairman***
  - Pioneer in GTS industry having previously served as President and Chairman of Shenzhen OUR Technology, Co., Ltd., the first Chinese company to develop a Gamma Treatment System
  - Strong Management Experience having previously served as President of China Everbright Holdings, one of China' s leading financial institutions
  - Maintains key relationships with military hospitals and SFDA
- **Mr. Jian Huang - *Vice President***
  - Currently serves as the director and president of both Shenzhen Hyper and Wuhan Kangqia
  - Holds a degree from Beijing Broadcast and Television University
- **Mr. Richard Shen - *Chief Financial Officer***
  - Previously was managing partner of Sunlight Investment Limited, a Hong Kong based asset management firm and Vice
  - President and Director of New Tech & Telecom Investment Ltd.
  - Provided financial consulting and analysis for clients in multiple industries with GAAP experience
  - MBA from York University in Toronto, Toronto, Canada
- **Mr. Zhi Cui - *Chief Technology Officer***
  - Pioneer in GTS industry having previously served as Vice-President of Shenzhen OUR Technology, Co., Ltd., the first Chinese company to develop a Gamma Treatment System
  - Ph.D in Physics from China Science and Technology University
- **Mr. Shucheng Tang - *Director of Marketing***
  - Director of Sales and Marketing for each of Huiheng's operating subsidiaries
  - Ph.D in physics from Austria National Science and Technology Academy

After-Tax Incentive Based Profit Targets

惠恒集团
HUIHENG GROUP

Owners of Huiheng, on an all-or-none-basis each year, will be issued an additional 400,000 shares each year of common stock if they achieve after-tax profits in the following amounts for calendar years

Year Ending 12/31	After-Tax Profit (USD)
2008	$ 13,100,000
2009	$ 18,500,000
2010	$ 26,200,000
2011	$ 34,000,060

Capitalization

惠恒集团
HUIHENG GROUP

	Shares	Ownership
Management	13,450,000	82.76%
Other Investors	2,801,120	17.24%
TOTALS	**16,251,120**	**100%**

Balance Sheet Summary

	As of 9/30/07
Current Assets	**$12.8 million**
Fixed Assets	**$3.5 million**
Total Assets	**$17.3 million**
Current Liabilities	**$4.9 million**
Long Term Liabilities	**0**
Total Liabilities	**$5.9 million**

Ratios	
Current	**2.62 to 1**
Quick	**2.43 to 1**

Investment Conclusions

惠恒集团
HUIHENG GROUP

- Proprietary technologies with significant competitive advantages
- Large & growing market
- Highly profitable and cash flow positive
- Strong brand and distribution channels create track record of success
- Strong pipeline of new products and next generation upgrades to existing products
- Experienced & motivated management team
- Poised for explosive growth